NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.


               Void after 5:00 p.m. Eastern Standard Time, on February 1 , 1999.



                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

FOR VALUE RECEIVED, PALOMAR MEDICAL TECHNOLOGIES, INC. (the "Company"), a Delaware corporation, hereby certifies that , or his permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing February 1 , 1996, and prior to 5:00 P.M., Eastern Standard Time, on February 1, 1999, a total of fully paid and non assessable shares of the Common Stock, par value $.01 per share, of the Company for an aggregate purchase price of five dollars ($5) per share. (Hereinafter, (i) said Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price", (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and
(vi) the holder of this Warrant is referred to as the "Holder".)

     1. Exercise of Warrant. This Warrant may be exercised, in whole at any time or in part from time to time, commencing February 1 , 1996, and prior to 5:00 P.M., Eastern Standard Time then current, on February 1 , 1999, by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9 (a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a minimum of 1000 shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares.

Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled, and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the Provisions of the Warrant. Upon exercise of the Warrant, Buyer will certify in writing that it is not a U.S. person and the Warrant is not being exercised on behalf of a U.S. person.

     No warrant granted herein shall be exercisable after 5:00 p.m. Eastern Standard Time on the third anniversary of the date of issuance.

     2. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock as from time to time shall be receivable upon the exercise of this Warrant.

     3. Fully Paid Stock; Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The company further covenants and agrees that it will pay, when due and payable, any and all Federal and State stamp, original issue or similar taxes that may be payable in respect of the issue of any Warrant Share or certificate therefor.

     4. Transfer.

          (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of Counsel to the Company in either case to the effect that the proposed transfer will not violate the provisions of the Securities Act, The Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either such act.

          (b) Lockup Agreements. The Warrant Shares may be sold no earlier than 180 days after the above Warrant date. In the event of a public offering of the Company's securities, the Holder agrees to enter into an agreement with the Underwriter or Underwriter's Representative for such offering restricting the sale, transfer or other disposition of this Warrant or the Warrant

     Shares to the extent that such agreement is required to be executed by the other security holders of the Company generally.

          (c) Conditions to Transfer. Prior to any such proposed transfer, and as condition thereto, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee
     (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

          (d) Indemnity. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 5, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach, (b) any transfer of the Warrant or any of the Warrant Shares in violation of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of such acts, (c) any transfer of the Warrant or any of the Warrant Shares not in accordance with this Warrant or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

          (e) Transfer. Except as restricted hereby, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

          (f) Legend and Stop Transfer Orders. Upon exercise of any part of the Warrant and the issuance of any of the shares of Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares to the effect that such shares may not be sold, offered for sale, assigned, transferred or otherwise disposed of until 180 days after the above Warrant date unless an opinion of counsel to the Company is obtained stating that such disposition is permitted. 180 days after the above Warrant date, the 180 day restricted period will have expired and the restrictions on transfer and resale imposed upon the Shares by Regulation S shall lapse and will no longer be necessary. Therefore, certificates representing the Shares issued on and after that date may be issued without stop-transfer instructions.

     5. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of the Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     6. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

     7. Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

          (a) the Company at 66 Cherry Hill Drive, Beverly Massachusetts 01915, or such other address as the Company has designated in writing to the Holder, or

          (b) the Holder at ________________________, or such other address as the Holder has designated in writing to the Company.

     8. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

     9. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of the State of Delaware without giving effect to the principles of conflicts of law thereof.

     IN WITNESS WHEREOF, PALOMAR MEDICAL TECHNOLOGIES, INC. has caused this Warrant to be signed by its Chairman and its corporate seal to be hereunto affixed and attested by its Secretary this 1 day of February , 1996.

ATTEST:       PALOMAR MEDICAL TECHNOLOGIES, INC.


By:       /s/                                   By:          /s/
     -------------------------                        --------------------------
     Michael Smotrich                                 Steven Georgiev
     Secretary                                        Chairman


[Corporate Seal]

                                  SUBSCRIPTION

     The undersigned, _______________________________________________,  pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of ___________ shares of the Common Stock of PALOMAR MEDICAL TECHNOLOGIES, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:                                     Signature:

                                             Address:


                               Soc Sec # or Fed ID #:



                                   ASSIGNMENT

     FOR  VALUE  RECEIVED   ____________________________________  hereby  sells,
assigns and transfers  unto  ____________________________________  the foregoing
Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ________________________________________, attorney, to transfer said
Warrant on the books of PALOMAR MEDICAL TECHNOLOGIES, INC.

     Signature:                                              Assignee
         Dated:
       Address:                                              Address:


   SS/Fed ID #:                                          SS/Fed ID #:



                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED  ________________________________________  hereby assigns and
transfers   unto   ____________________________________________   the  right  to
purchase ___________ shares of the Common Stock of PALOMAR MEDICAL TECHNOLOGIES, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint __________________________________________, attorney, to transfer that part of said Warrant on the books of PALOMAR MEDICAL TECHNOLOGIES, INC.

     Signature:                                              Assignee
         Dated:
       Address:                                              Address:


   SS/Fed ID #:                                          SS/Fed ID #: